Exhibit 13.2

Certification by the Chief Financial Officer

Pursuant to Section 906 Of the Sarbanes-Oxley Act 2002

In connection with the Annual Report of Zhibao Technology Inc. (the “Company) on Form 20-F for the year ended June 30, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Yuanwen Xia, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 31, 2024

By:	/s/ Yuanwen Xia
Name:	Yuanwen Xia
Title:	Chief Financial Officer